U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: January 10, 2018

Commission file number: 333-206839

HEALTH-RIGHT DISCOVERIES, INC.

(Exact name of registrant as specified in its charter)

Florida	45-3588650
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

18851 NE 29th Avenue, Suite 700, Aventura, Florida 33180

(Address of Principal Executive Offices)

(305) 705-3247

(Registrant’s telephone number, including area code)

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, all references in this Current Report on Form 8-K to “HRD,” “Health-Right,” “the Company,” “we,” “our” and “us” refers to Health-Right Discoveries, Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2018, the Company entered into employment agreement with David Hopkins, its President, effective as of January 1, 2018 (the “Effective Date”). Pursuant to the employment agreement, Mr. Hopkins assumed the additional position of Chief Executive Officer of HRD. The employment agreement is for an initial term of three (3) and automatically renews for additional three (3) year periods, provided that the Company achieves Adjusted EBITDA (as determined by the Company’s accountants from the audited financial statements included in the Company’s Annual Report on Form 10-K) of $3,500,000 for any calendar year during the initial term and any renewal term.

The employment agreement provides for an initial base salary of $175,000. In the event in any calendar year during the initial term or any renewal term, Health-Right achieves Adjusted EBITDA (as determined by the Company’s accountants from the audited financial statements included in the Company’s Annual Report on Form 10-K) of $3,500,000, Mr. Hopkins’ annual base salary shall automatically increase to $250,000 and in the event in any calendar year during the initial term or any renewal term, the Company achieves Adjusted EBITDA (as determined by the Company’s accountants from the audited financial statements included in the Company’s Annual Report on Form 10-K) of $5,000,000, his annual base salary shall automatically increase to $325,000. Mr. Hopkins will also receive a $600 per month car allowance while the employment agreement is in effect.

In addition to the foregoing, pursuant to the employment agreement, Mr. Hopkins was granted an option to purchase 525,000 shares of HRD common stock under the Company’s 2015 Stock Incentive Plan (the “Incentive Plan”) at an exercise price of $0.35 per share. The option vests in six equal semi-annual installments commencing June 30, 2018, expires the ten (10) years from the date of grant and is otherwise subject to the terms of the Incentive Plan.

The employment agreement also contains customary confidentiality, non-competition and change in control provisions.

The above summary of the employment agreement is qualified in its entirety by reference to the copy of the employment agreement filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

10.1	Employment Agreement with David Hopkins

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH-RIGHT DISCOVERIES, INC.

Dated: January 12, 2018	By:	/s/ David Hopkins
David Hopkins, President and Chief Executive Officer
(Principal Executive, Financial and Accounting Officer)